[Logo] M F S (R)
INVESTMENT MANAGEMENT
  We Invented the Mutual Fund(R)

                               [Graphic Omitted]

                         MFS(R) RESEARCH GROWTH
                         AND INCOME FUND

                         ANNUAL REPORT o AUGUST 31, 2000

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 17
Notes to Financial Statements ............................................. 24
Independent Auditors' Report .............................................. 31
Trustees and Officers ..................................................... 33

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE



--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

Letter from the Chairman

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
If you've been reading our fund reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- make us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years of managing mutual funds, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flows, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include

  o face-to-face contact with senior management as well as front-line workers

  o analysis of the company's financial statements and balance sheets

  o contact with the company's current and potential customers

  o contact with the company's competitors

  o our own forecasts of the company's future market share, cash flows, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes each manager will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in it's January 10, 2000 issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people tend to stick around -- the average MFS tenure of our portfolio managers is 11 years, with over 16 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 35 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance, by finding opportunities before they are generally recognized by the market and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    September 15, 2000

A prospectus containing more complete information on any MFS product, including all charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Alec C. Murray]
     Alec C. Murray

For the 12 months ended August 31, 2000, Class A shares of the fund provided a total return of 13.76%, Class B shares 12.98%, Class C shares 12.96%, and Class I shares 14.12%. These results include the reinvestment of any distributions but exclude the effects of any sales charges and compare to a 16.32% return over the same period for the fund's benchmark, the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. During the same period, the average large cap value fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 9.66%.

Q. AS YOU'VE ANTICIPATED FOR SOME TIME NOW, MARKET LEADERSHIP HAS SHIFTED TO INCLUDE A BROADER RANGE OF STOCKS AND INDUSTRIES. HOW HAS THIS ENVIRONMENT AFFECTED THE FUND'S PERFORMANCE?

A. The fund's performance has improved in this environment for a number of reasons. First and foremost, investors shifted away from their preoccupation with technology stocks and market leadership rotated into a wider range of sectors. Our strategy of bottom-up stock-picking and MFS Original Research(R), which is unencumbered by any particular investment style, market capitalization, or industry bias, clearly benefited our performance relative to our Lipper peers. Second, we tended to be invested in the right stocks within each sector, regardless of overall sector performance. Finally, the fund's underweighted exposure to technology hurt its performance relative to the S&P 500 in the early part of the year, but our focus on companies with strong fundamental growth prospects allowed us to participate in the resurgence of value stocks during the past few months.

Q. WHAT DO YOU THINK ARE THE MAIN FACTORS CAUSING THIS MORE FAVORABLE ENVIRONMENT FOR VALUE INVESTING?

A. Broad-based earnings growth across many industries is the primary factor. At the same time, we don't think the selloff in technology and telecommunications stocks is due to poor business fundamentals; many of these businesses still have solid fundamentals in our view. In general, we expect many technology and telecommunications companies to continue producing strong earnings acceleration. However, investors have become cautious after five years of paying ever higher valuations for the good fundamentals in the technology and telecommunications sectors, especially in light of the extreme volatility we've experienced in these sectors.

Q.  DO YOU SEE INVESTORS REMAINING MORE VALUE CONSCIOUS?

A. It's very difficult to predict this sort of thing, but in the near term we believe the market will continue to focus more carefully on companies that are likely to produce earnings growth that meets or exceeds expectations. We believe this type of market plays directly into the hands of stock pickers who concentrate on extensive bottom-up research. We don't believe we're heading into the type of market environment where you can just pick one hot sector or industry and hope to outperform the overall market. But rather, in our view, the successful strategy will be to locate the strongest companies with the most promising business models across a broad range of sectors.

Q.  WHERE ARE MFS' ANALYSTS CURRENTLY FINDING OPPORTUNITIES?

A. We're finding opportunities in a wide range of areas. For example, we've increased our energy and insurance holdings. In the energy sector, exploration and production companies such as Weatherford International, Global Marine, and Cooper Cameron have rallied dramatically due to the rebound in oil and natural gas prices. Higher prices have spurred demand for drilling services, resulting in strong revenue and earnings growth at many energy services companies. In the insurance sector, we concentrated on the commercial property and casualty insurers such as Hartford Financial Services and Gallagher (Arthur J) & Co., and diversified financial services companies such as AXA Financial. Early in the year, we felt that many of these companies' stock prices had fallen below their intrinsic values, and we saw signs that they were gaining more power to raise their premiums and gather more assets.

Q.  WHAT OTHER AREAS LOOK PROMISING?

A. Despite the volatility we've seen over the past few months in the technology sector, we've seen exciting growth opportunities. Fund performance has benefited from significant exposure to networking and telecommunications companies such as Corning and Nortel Networks, which have experienced robust demand for their products and services. Also within technology, our focus on what we believe are the more stable, predictable growers in the computer systems and data storage industries, such as EMC Corp. and Sun Microsystems, also provided a strong boost to performance. While some people might argue that these stocks appear fully valued, we see demand for their products and services accelerating, and we believe their long-term fundamental business prospects remain compelling.

Q.  WHAT'S YOUR OUTLOOK FOR THE FUND IN THE COMING MONTHS?

A. Although the overall market may continue to tread water over the next few months as investors digest the recent volatility and become more confident that companies can achieve the earnings estimates many analysts have set, we believe there are still numerous opportunities in the market. In addition, while we don't spend much time focusing on macroeconomic trends, we believe the economic backdrop continues to support growth because inflation has remained in check, and it appears the Federal Reserve Board may be through raising interest rates in the near term. Another positive factor is declining bond yields, which have fallen to their lowest levels in more than a year. The recent bond market rally could ease pressures on corporate borrowing costs and provide further support for earnings growth.

/s/ Alec C. Murray

    Alec C. Murray
    Associate Director of Equity Research

The committee of MFS research analysts is responsible for the day-to-day management of the fund under the general supervision of Mr. Murray.

The opinions expressed in this report are those of the Associate Director of Equity Research and are current only through the end of the period of the report as stated on the cover. His views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
  FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                  SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL,
                              CURRENT INCOME, AND GROWTH OF INCOME.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:      JANUARY 2, 1996

  CLASS INCEPTION:            CLASS A  JANUARY 2, 1996
                              CLASS B  JANUARY 2, 1997
                              CLASS C  JANUARY 2, 1997
                              CLASS I  JANUARY 2, 1997

  SIZE:                       $206.3 MILLION NET ASSETS AS OF AUGUST 31, 2000

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, January 2, 1996, through August 31, 2000. Index information is from January 1, 1996.)

                                        MFS
                                 Research Growth
                                        and                   S&P 500
                              Income Fund -- Class A      Composite Index
                              ----------------------      ---------------
      January, 1996                  $ 9,425                  $10,000
      August, 1996                    10,490                   10,745
      August, 1997                    14,290                   15,113
      August, 1998                    15,194                   16,336
      August, 1999                    19,546                   22,842
      August, 2000                    22,235                   26,570

TOTAL RATES OF RETURN THROUGH AUGUST 31, 2000

CLASS A
                                                                 1 Year        3 Years           Life*
------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                  +13.76%        +55.60%        +135.92%
------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge              +13.76%        +15.88%        + 20.21%
------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge              + 7.22%        +13.61%        + 18.69%
------------------------------------------------------------------------------------------------------

CLASS B
                                                                 1 Year        3 Years           Life*
------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                  +12.98%        +52.31%        +128.88%
------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge              +12.98%        +15.06%        + 19.43%
------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge              + 8.98%        +14.30%        + 19.21%
------------------------------------------------------------------------------------------------------

CLASS C
                                                                 1 Year        3 Years           Life*
------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                  +12.96%        +52.26%        +128.50%
------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge              +12.96%        +15.04%        + 19.39%
------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge              +11.96%        +15.04%        + 19.39%
------------------------------------------------------------------------------------------------------

CLASS I
                                                                 1 Year        3 Years           Life*
------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                  +14.12%        +56.90%        +138.68%
------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge              +14.12%        +16.20%        + 20.51%
------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                                 1 Year        3 Years           Life*
------------------------------------------------------------------------------------------------------
Average large cap value fund+                                   + 9.66%        +13.04%        + 13.92%
------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index#                          +16.32%        +20.69%        + 23.29%
------------------------------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, January 2, 1996, through
    August 31, 2000. Index information is from January 1, 1996.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 2000

FIVE LARGEST STOCK SECTORS

                  TECHNOLOGY                         28.6%
                  FINANCIAL SERVICES                 17.9%
                  ENERGY                             10.3%
                  INDUSTRIAL GOODS & SERVICES         8.7%
                  HEALTH CARE                         7.5%

TOP 10 STOCK HOLDINGS

INTEL CORP.  5.0%                                     CITIGROUP, INC.  2.4%
Semiconductor manufacturer                            Diversified financial services company

CISCO SYSTEMS, INC.  3.4%                             PHARMACIA CORP.  2.1%
Computer network developer                            Pharmaceutical, healthcare, and agricultural
                                                      products company
SUN MICROSYSTEMS, INC.  3.3%
Computer systems company                              AMERICAN HOME PRODUCTS CORP.  2.0%
                                                      Pharmaceutical and home products company
EMC CORP.  2.7%
Manufacturer of hardware and software for storage     CORNING, INC.  1.9%
applications                                          Optical equipment and cable supplier to
                                                      communications industries
EXXON MOBIL CORP.  2.4%
International oil and gas company                     MICROSOFT CORP.  1.9%
                                                      Computer software and systems company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- August 31, 2000

Stocks - 95.2%
------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                  VALUE
------------------------------------------------------------------------------------------------------
U.S. Stocks - 85.1%
  Aerospace - 1.8%
    Boeing Co.                                                           40,200           $  2,155,725
    United Technologies Corp.                                            25,420              1,587,161
                                                                                          ------------
                                                                                          $  3,742,886
------------------------------------------------------------------------------------------------------
  Automotive - 0.4%
    Delphi Automotive Systems Corp.                                      51,580           $    847,846
------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 3.7%
    Capital One Financial Corp.                                          24,520           $  1,478,862
    Chase Manhattan Corp.                                                41,385              2,312,387
    PNC Bank Corp.                                                       54,800              3,229,775
    U.S. Bancorp                                                         24,300                528,525
                                                                                          ------------
                                                                                          $  7,549,549
------------------------------------------------------------------------------------------------------
  Business Machines - 5.8%
    Hewlett-Packard Co.                                                  17,500           $  2,113,125
    International Business Machines Corp.                                26,100              3,445,200
    Sun Microsystems, Inc.*                                              50,730              6,439,540
                                                                                          ------------
                                                                                          $ 11,997,865
------------------------------------------------------------------------------------------------------
  Business Services - 2.7%
    Automatic Data Processing, Inc.                                      46,980           $  2,801,183
    Computer Sciences Corp.*                                             35,300              2,790,906
                                                                                          ------------
                                                                                          $  5,592,089
------------------------------------------------------------------------------------------------------
  Chemicals - 0.2%
    Eastman Chemical Co.                                                  9,570           $    412,706
------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.4%
    Compaq Computer Corp.                                                25,300           $    861,781
------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.8%
    Microsoft Corp.*                                                     52,530           $  3,667,251
------------------------------------------------------------------------------------------------------
  Computer Software - Services - 2.6%
    EMC Corp.*                                                           54,200           $  5,311,600
------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 1.9%
    Comverse Technology, Inc.*                                              700           $     64,356
    Extreme Networks, Inc.*                                               1,400                130,288
    Oracle Corp.*                                                        39,930              3,631,134
                                                                                          ------------
                                                                                          $  3,825,778
------------------------------------------------------------------------------------------------------
  Conglomerates - 1.6%
    Tyco International Ltd.                                              58,514           $  3,335,298
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 1.1%
    Colgate-Palmolive Co.                                                33,980           $  1,730,856
    Fortune Brands, Inc.                                                 24,900                634,950
                                                                                          ------------
                                                                                          $  2,365,806
------------------------------------------------------------------------------------------------------
  Containers - 0.1%
    Owens Illinois, Inc.*                                                16,520           $    215,793
------------------------------------------------------------------------------------------------------
  Electrical Equipment - 1.1%
    General Electric Co.                                                 38,400           $  2,253,600
------------------------------------------------------------------------------------------------------
  Electronics - 6.4%
    Intel Corp.                                                         132,260           $  9,902,967
    Micron Technology, Inc.*                                              9,600                784,800
    SCI Systems, Inc.*                                                   22,200              1,370,850
    Solectron Corp.*                                                     23,400              1,060,313
                                                                                          ------------
                                                                                          $ 13,118,930
------------------------------------------------------------------------------------------------------
  Energy - 0.5%
    Sierra Pacific Resources                                             60,402           $  1,068,360
------------------------------------------------------------------------------------------------------
  Entertainment - 2.6%
    Time Warner, Inc.                                                    32,143           $  2,748,226
    Viacom, Inc., "B"*                                                   38,200              2,571,338
                                                                                          ------------
                                                                                          $  5,319,564
------------------------------------------------------------------------------------------------------
  Financial Institutions - 5.8%
    Associates First Capital Corp., "A"                                  43,240           $  1,216,125
    Citigroup, Inc.                                                      79,386              4,634,158
    FleetBoston Financial Corp.                                          52,184              2,227,604
    FNMA                                                                 15,800                849,250
    Freddie Mac Corp.                                                    73,600              3,100,400
                                                                                          ------------
                                                                                          $ 12,027,537
------------------------------------------------------------------------------------------------------
  Financial Services - 1.1%
    AXA Financial, Inc.                                                  45,810           $  2,370,668
------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 3.0%
    Anheuser-Busch Cos., Inc.                                            22,040           $  1,737,028
    Keebler Foods Co.                                                    49,440              2,264,970
    Quaker Oats Co.                                                      31,080              2,111,497
                                                                                          ------------
                                                                                          $  6,113,495
------------------------------------------------------------------------------------------------------
  Insurance - 4.9%
    American International Group, Inc.                                   21,347           $  1,902,551
    Gallagher (Arthur J.) & Co.                                          53,270              2,610,230
    Hartford Financial Services Group, Inc.                              30,170              2,010,076
    Marsh & McLennan Cos., Inc.                                           7,900                938,125
    Nationwide Financial Services, Inc., "A"                             65,300              2,603,838
                                                                                          ------------
                                                                                          $ 10,064,820
------------------------------------------------------------------------------------------------------
  Machinery - 2.1%
    Deere & Co., Inc.                                                    38,710           $  1,275,011
    Ingersoll Rand Co.                                                   26,530              1,208,773
    W.W. Grainger, Inc.                                                  66,670              1,925,096
                                                                                          ------------
                                                                                          $  4,408,880
------------------------------------------------------------------------------------------------------
  Medical and Health Products - 5.7%
    American Home Products Corp.                                         73,830           $  4,000,663
    Bristol-Myers Squibb Co.                                             54,060              2,865,180
    Pfizer, Inc.                                                         16,900                730,925
    Pharmacia Corp.                                                      70,854              4,149,388
                                                                                          ------------
                                                                                          $ 11,746,156
------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.5%
    Medtronic, Inc.                                                      59,100           $  3,028,875
------------------------------------------------------------------------------------------------------
  Metals and Minerals - 1.0%
    Alcoa, Inc.                                                          59,940           $  1,993,005
------------------------------------------------------------------------------------------------------
  Oils - 7.2%
    Baker Hughes, Inc.                                                   27,100           $    990,844
    Conoco, Inc.                                                        131,070              3,424,204
    Cooper Cameron Corp.*                                                12,730                990,553
    Exxon Mobil Corp.                                                    57,206              4,669,440
    Global Marine, Inc.*                                                 63,300              2,045,381
    Santa Fe International Corp.                                         27,500              1,081,094
    Weatherford International, Inc.*                                     34,600              1,624,037
                                                                                          ------------
                                                                                          $ 14,825,553
------------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.8%
    Tribune Co.                                                          48,140           $  1,717,996
------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.9%
    Highwoods Properties, Inc.                                           74,240           $  1,786,400
------------------------------------------------------------------------------------------------------
  Retail - 3.2%
    CVS Corp.                                                            90,580           $  3,362,783
    Wal-Mart Stores, Inc.                                                70,400              3,339,600
                                                                                          ------------
                                                                                          $  6,702,383
------------------------------------------------------------------------------------------------------
  Supermarkets - 2.1%
    Kroger Co.*                                                          48,720           $  1,105,335
    Safeway, Inc.*                                                       63,540              3,133,316
                                                                                          ------------
                                                                                          $  4,238,651
------------------------------------------------------------------------------------------------------
  Telecommunications - 8.2%
    Allegiance Telecom, Inc.*                                             1,100           $     54,794
    Cabletron Systems, Inc.*                                             29,100              1,089,431
    CIENA Corp.*                                                          3,300                731,569
    Cisco Systems, Inc.*                                                 97,880              6,717,015
    Corning, Inc.                                                        11,591              3,801,124
    EchoStar Communications Corp.*                                       17,100                833,625
    Level 3 Communications, Inc.*                                        10,900                950,855
    Motorola, Inc.                                                       41,180              1,485,054
    Qwest Communications International, Inc.*                             7,520                388,220
    SBA Communcations Corp.*                                              4,700                209,737
    Tellabs, Inc.*                                                        8,600                483,212
    TyCom, Ltd.*                                                          5,300                220,612
                                                                                          ------------
                                                                                          $ 16,965,248
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.3%
    CMS Energy Corp.                                                     36,410           $    951,211
    PECO Energy Co.                                                      36,250              1,746,797
                                                                                          ------------
                                                                                          $  2,698,008
------------------------------------------------------------------------------------------------------
  Utilities - Gas - 1.6%
    Columbia Energy Group                                                30,710           $  2,155,458
    Enron Corp.                                                          14,200              1,205,225
                                                                                          ------------
                                                                                          $  3,360,683
------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $175,535,060
------------------------------------------------------------------------------------------------------
Foreign Stocks - 10.1%
  Bermuda - 0.7%
    Global Crossing Ltd. (Telecommunications)*                           47,460           $  1,426,766
------------------------------------------------------------------------------------------------------
  Brazil - 1.1%
    Empresa Brasileira de Aeronautica S.A., ADR
      (Aerospace and Defense)*                                           84,040           $  2,295,343
------------------------------------------------------------------------------------------------------
  Canada - 2.2%
    Canadian National Railway Co. (Railroads)                            69,588           $  2,048,497
    Nortel Networks Corp. (Telecommunications)                           29,360              2,394,675
                                                                                          ------------
                                                                                          $  4,443,172
------------------------------------------------------------------------------------------------------
  Israel - 0.3%
    Check Point Software Technologies Ltd. (Computer
      Software - Services)*                                               4,000           $    583,250
------------------------------------------------------------------------------------------------------
  Japan - 0.8%
    Fast Retailing Co. "New" (Retail)*                                    1,200           $    192,720
    Fast Retailing Co. (Retail)                                           1,200                192,721
    Nippon Telegraph & Telephone Co. (Utilities - Telephone)                108              1,286,679
                                                                                          ------------
                                                                                          $  1,672,120
------------------------------------------------------------------------------------------------------
  Netherlands - 1.6%
    ING Groep N.V. (Financial Services)*                                 20,154           $  1,348,503
    Royal Dutch Petroleum Co. (Oils)                                     30,400              1,847,921
                                                                                          ------------
                                                                                          $  3,196,424
------------------------------------------------------------------------------------------------------
  Switzerland - 0.3%
    Nestle S.A. (Food and Beverage Products)                                321           $    691,952
------------------------------------------------------------------------------------------------------
  United Kingdom - 3.1%
    BAE Systems PLC (Aerospace)*                                        180,400           $  1,122,642
    BP Amoco PLC, ADR (Oils)                                             65,156              3,599,869
    Lloyds TSB Group PLC (Banks and Credit Cos.)*                           620                  5,828
    Vodafone Group PLC (Telecommunications)*                            437,293              1,765,043
                                                                                          ------------
                                                                                          $  6,493,382
------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $ 20,802,409
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $143,536,380)                                              $196,337,469
------------------------------------------------------------------------------------------------------

Short-Term Obligations - 4.9%
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
------------------------------------------------------------------------------------------------------
    Federal Home Loan Mortgage Discount Note, due 9/01/00
      at Amortized Cost                                               $  10,100           $ 10,100,000
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $153,636,380)                                         $206,437,469

Other Assets, Less Liabilities - (0.1)%                                                       (161,030)
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $206,276,439
------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
AUGUST 31, 2000
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $153,636,380)            $206,437,469
  Investments of cash collateral for securities loaned, at
    identified cost and value                                         3,887,893
  Cash                                                                   47,256
  Foreign currency, at value (identified cost, $58)                          55
  Receivable for fund shares sold                                        57,471
  Net receivable for forward foreign currency exchange
    contracts subject to master netting agreements                       29,665
  Interest and dividends receivable                                     234,103
  Deferred organization expenses                                            146
  Other assets                                                            1,686
                                                                   ------------
      Total assets                                                 $210,695,744
                                                                   ------------
Liabilities:
  Payable for fund shares reacquired                               $    412,795
  Payable for investments purchased                                      31,671
  Collateral for securities loaned, at value                          3,887,893
  Payable to affiliates -
    Management fee                                                        3,673
    Shareholder servicing agent fee                                         565
    Distribution and service fee                                          4,320
    Administrative fee                                                       99
  Accrued expenses and other liabilities                                 78,289
                                                                   ------------
      Total liabilities                                            $  4,419,305
                                                                   ------------
Net assets                                                         $206,276,439
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $158,002,481
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                     52,830,150
  Accumulated net realized loss on investments and foreign
    currency transactions                                            (4,494,607)
  Accumulated net investment loss                                       (61,585)
                                                                   ------------
      Total                                                        $206,276,439
                                                                   ============
Shares of beneficial interest outstanding                           11,076,484
                                                                    ==========
Class A shares:
  Net asset value per share
    (net assets of $73,910,376 / 3,927,216 shares of
     beneficial interest outstanding)                                 $18.82
                                                                      ======
  Offering price per share (100 / 94.25 of net asset value
    per share)                                                        $19.97
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $111,379,730 / 6,013,480 shares of
    beneficial interest outstanding)                                  $18.52
                                                                      ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $20,432,065 / 1,106,546 shares of
    beneficial interest outstanding)                                  $18.46
                                                                      ======
Class I shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $554,268 / 29,242 shares of
    beneficial interest outstanding)                                  $18.95
                                                                      ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class
B, and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 2000
-------------------------------------------------------------------------------

Net investment loss:
  Income -
    Dividends                                                       $ 2,526,605
    Interest                                                            279,364
    Income on securities loaned                                          15,010
    Foreign taxes withheld                                              (21,921)
                                                                    -----------
      Total investment income                                       $ 2,799,058
                                                                    -----------
  Expenses -
    Management fee                                                  $ 1,289,488
    Trustees' compensation                                               44,940
    Shareholder servicing agent fee                                     198,383
    Distribution and service fee (Class A)                              250,752
    Distribution and service fee (Class B)                            1,061,395
    Distribution and service fee (Class C)                              200,588
    Administrative fee                                                   27,384
    Custodian fee                                                        86,361
    Printing                                                             48,437
    Postage                                                              27,020
    Auditing fees                                                        31,242
    Legal fees                                                            2,472
    Amortization of organization expenses                                   436
    Miscellaneous                                                       177,236
                                                                    -----------
      Total expenses                                                $ 3,446,134
    Reduction of expenses by distributor                                (25,387)
    Fees paid indirectly                                                (19,393)
                                                                    -----------
      Net expenses                                                  $ 3,401,354
                                                                    -----------
        Net investment loss                                         $  (602,296)
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                         $(3,944,431)
    Foreign currency transactions                                        84,885
                                                                    -----------
      Net realized loss on investments and foreign currency
        transactions                                                $(3,859,546)
                                                                    -----------
  Change in unrealized appreciation -
    Investments                                                     $28,839,710
    Translation of assets and liabilities in foreign currencies          28,927
                                                                    -----------
      Net unrealized gain on investments and foreign currency
        translation                                                 $28,868,637
                                                                    -----------
        Net realized and unrealized gain on investments and
          foreign currency                                          $25,009,091
                                                                    -----------
          Increase in net assets from operations                    $24,406,795
                                                                    ===========
See notes to financial statements.

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                      2000                       1999
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                              $   (602,296)              $   (338,645)
  Net realized gain (loss) on investments and foreign
    currency transactions                                            (3,859,546)                15,970,060
  Net unrealized gain on investments and foreign currency
    translation                                                      28,868,637                 25,736,868
                                                                   ------------               ------------
    Increase in net assets from operations                         $ 24,406,795               $ 41,368,283
                                                                   ------------               ------------
Distributions declared to shareholders -
  From net investment income (Class A)                             $       --                 $    (52,701)
  From net investment income (Class I)                                     --                       (4,034)
  From net realized gain on investments and foreign
    currency transactions (Class A)                                  (5,596,626)                (2,375,799)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                  (8,358,049)                (3,430,602)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                  (1,618,635)                  (655,481)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                     (47,760)                   (43,344)
                                                                   ------------               ------------
      Total distributions declared to shareholders                 $(15,621,070)              $ (6,561,961)
                                                                   ------------               ------------

  Net increase (decrease) in net assets from fund share
    transactions                                                   $(13,959,911)              $ 34,164,183
                                                                   ------------               ------------
      Total increase (decrease) in net assets                      $ (5,174,186)              $ 68,970,505
Net assets:
  At beginning of period                                            211,450,625                142,480,120
                                                                   ------------               ------------

At end of period (including accumulated net investment loss
  of $61,585 and $18,895, respectively)                            $206,276,439               $211,450,625
                                                                   ============               ============

See notes to financial statements.

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
                                                           YEAR ENDED AUGUST 31,                                PERIOD ENDED
                                           -----------------------------------------------------------            AUGUST 31,
                                              2000             1999             1998              1997                 1996*
----------------------------------------------------------------------------------------------------------------------------
                                           CLASS A
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                                    $17.87           $14.42           $14.12            $11.13                $10.00
                                            ------           ------           ------            ------                ------
Income from investment operations# -
  Net investment income(S)                  $ 0.02           $ 0.05           $ 0.09            $ 0.07                $ 0.05
  Net realized and unrealized gain
    on investments and foreign
    currency                                  2.26             4.03             0.78              3.02                  1.08
                                            ------           ------           ------            ------                ------
    Total from investment
      operations                            $ 2.28           $ 4.08           $ 0.87            $ 3.09                $ 1.13
                                            ------           ------           ------            ------                ------
Less distributions declared to shareholders -
  From net investment income                $ --             $(0.01)          $(0.03)           $(0.06)               $ --
  From net realized gain on
    investments and foreign
    currency transactions                   $(1.33)          $(0.62)          $(0.54)           $(0.04)               $ --
                                            ------           ------           ------            ------                ------
    Total distributions declared to
      shareholders                          $(1.33)          $(0.63)          $(0.57)           $(0.10)               $ --
                                            ------           ------           ------            ------                ------
Net asset value - end of period             $18.82           $17.87           $14.42            $14.12                $11.13
                                            ======           ======           ======            ======                ======
Total return(+)                              13.76%           28.64%            6.33%            36.22%                11.30%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                  1.28%            1.23%            1.29%             1.51%                 1.55%+
  Net investment income                       0.13%            0.30%            0.56%             0.56%                 0.65%+
Portfolio turnover                              74%              96%             101%              106%                   58%
Net assets at end of period
  (000 Omitted)                            $73,910          $76,635          $52,238           $33,567                  $492

  (S) Prior to January 1, 2000, the distributor voluntarily waived all or a portion of its distribution fee for the periods indicated below. For the year ended August 31, 1997, and for the period ended August 31, 1996, subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund, exclusive of management and distribution and service fees, at not more than 0.60% of average daily net assets. To the extent actual expenses were over/under this limitation and the waiver had not been in place, the net investment income (loss) per share and the ratios would have been:
        Net investment income (loss)        $ 0.01           $ 0.03           $ 0.07            $ 0.07                $(0.13)
        Ratios (to average net assets):
          Expenses##                          1.32%            1.33%            1.39%             1.55%                 4.58%+
          Net investment income (loss)        0.09%            0.20%            0.46%             0.51%                (1.86)%+
  * For the period from the commencement of the fund's investment operations, January 2, 1996, through August 31, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED AUGUST 31,                       PERIOD ENDED
                                                        ------------------------------------------------          AUGUST 31,
                                                           2000                 1999                1998               1997*
----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS B
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                    $17.72               $14.40              $14.11              $12.01
                                                         ------               ------              ------              ------
Income from investment operations# -
  Net investment loss(S)                                 $(0.09)              $(0.08)             $(0.03)             $(0.02)
  Net realized and unrealized gain on investments
    and foreign currency                                   2.22                 4.02                0.80                2.13
                                                         ------               ------              ------              ------
      Total from investment operations                   $ 2.13               $ 3.94              $ 0.77              $ 2.11
                                                         ------               ------              ------              ------
Less distributions declared to shareholders -
  From net investment income                             $ --                 $ --                $(0.00)+++          $(0.01)
  From net realized gain on investments and
    foreign currency transactions                         (1.33)               (0.62)              (0.48)               --
  In excess of net investment income                       --                   --                  --                 (0.00)+++
                                                         ------               ------              ------              ------
      Total distributions declared to shareholders       $(1.33)              $(0.62)             $(0.48)             $(0.01)
                                                         ------               ------              ------              ------
Net asset value - end of period                          $18.52               $17.72              $14.40              $14.11
                                                         ======               ======              ======              ======
Total return                                              12.98%               27.74%               5.54%              17.56%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                               1.96%                1.98%               2.03%               2.26%+
  Net investment loss                                     (0.55)%              (0.45)%             (0.19)%             (0.22)%+
Portfolio turnover                                           74%                  96%                101%                106%
Net assets at end of period (000 Omitted)              $111,380             $112,000             $76,032             $43,069
  (S) For the period ended August 31, 1997, subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund, exclusive of management and distribution and service fees, at not more than 0.60% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                                                                           $(0.02)
        Ratios (to average net assets):
          Expenses##                                                                                                    2.30%+
          Net investment loss                                                                                          (0.27)%+
  * For the period from the inception of Class B shares, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.


Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED AUGUST 31,                       PERIOD ENDED
                                                        ------------------------------------------------          AUGUST 31,
                                                           2000                 1999                1998               1997*
----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS C
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                    $17.67               $14.36              $14.08              $12.00
                                                         ------               ------              ------              ------
Income from investment operations# -
  Net investment loss(S)                                 $(0.09)              $(0.08)             $(0.03)             $(0.02)
  Net realized and unrealized gain on investments
    and foreign currency                                   2.21                 4.01                0.80                2.11
                                                         ------               ------              ------              ------
      Total from investment operations                   $ 2.12               $ 3.93              $ 0.77              $ 2.09
                                                         ------               ------              ------              ------
Less distributions declared to shareholders -
  From net investment income                             $ --                 $ --                $(0.00)+++          $(0.01)
  From net realized gain on investments and
    foreign currency transactions                         (1.33)               (0.62)              (0.49)               --
  In excess of net investment income                       --                   --                  --                 (0.00)+++
                                                         ------               ------              ------              ------
      Total distributions declared to shareholders       $(1.33)              $(0.62)             $(0.49)             $(0.01)
                                                         ------               ------              ------              ------
Net asset value - end of period                          $18.46               $17.67              $14.36              $14.08
                                                         ======               ======              ======              ======
Total return                                              12.96%               27.66%               5.59%              17.41%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                               1.96%                1.98%               2.03%               2.26%+
  Net investment loss                                     (0.55)%              (0.46)%             (0.19)%             (0.21)%+
Portfolio turnover                                           74%                  96%                101%                106%
Net assets at end of period (000 Omitted)               $20,432              $22,074             $13,199              $7,433

  (S) For the period ended August 31, 1997, subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund, exclusive of management and distribution and service fees, at not more than 0.60% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                                                                           $(0.02)
        Ratios (to average net assets):
          Expenses##                                                                                                    2.30%+
          Net investment loss                                                                                          (0.26)%+
  * For the period from the inception of Class C shares, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.


Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED AUGUST 31,                       PERIOD ENDED
                                                        ------------------------------------------------          AUGUST 31,
                                                           2000                 1999                1998               1997*
----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                    $17.93               $14.47              $14.16              $12.01
                                                         ------               ------              ------              ------
Income from investment operations# -
  Net investment income(S)                               $ 0.08               $ 0.09              $ 0.13              $ 0.08
  Net realized and unrealized gain on investments
    and foreign currency                                   2.27                 4.05                0.78                2.11
                                                         ------               ------              ------              ------
      Total from investment operations                   $ 2.35               $ 4.14              $ 0.91              $ 2.19
                                                         ------               ------              ------              ------
Less distributions declared to shareholders -
  From net investment income                             $ --                 $(0.06)             $(0.03)             $(0.02)
  From net realized gain on investments and
    foreign currency transactions                         (1.33)               (0.62)              (0.57)               --
  In excess of net investment income                       --                   --                  --                 (0.02)
                                                         ------               ------              ------              ------
      Total distributions declared to shareholders       $(1.33)              $(0.68)             $(0.60)             $(0.04)
                                                         ------               ------              ------              ------
Net asset value - end of period                          $18.95               $17.93              $14.47              $14.16
                                                         ======               ======              ======              ======
Total return                                              14.12%               28.95%               6.62%              19.01%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                               0.97%                0.98%               1.05%               1.19%+
  Net investment income                                    0.45%                0.56%               0.80%               0.87%+
Portfolio turnover                                           74%                  96%                101%                106%
Net assets at end of period (000 Omitted)                  $554                 $742              $1,011                $825
  (S) For the period ended August 31, 1997, subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund, exclusive of management fees, at not more than 0.60% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:
        Net investment income                                                                                         $ 0.08
        Ratios (to average net assets):
          Expenses##                                                                                                    1.22%+
          Net investment income                                                                                         0.83%+
  * For the period from the inception of Class I shares, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Research Growth and Income Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Debt securities other than short-term obligations which mature in 60 days or less, including listed issues and forward contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of fund operations.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At August 31, 2000, the value of securities loaned was $3,725,579. These loans were collateralized cash of $3,887,893 which was invested in the following short-term obligations:

                                                    SHARES               VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio,
  at amortized cost                              3,887,893          $3,887,893

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended August 31, 2000, $559,606 and $365,030, respectively, were reclassified from accumulated undistributed net realized loss on investments and foreign currency transactions to accumulated net investment loss and paid-in capital due to differences between book and tax accounting for foreign currency transactions and the offset of net investment loss against short-term capital gains. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares that differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

        First $500 million of average net assets                  0.65%
        Average net assets in excess of $500 million              0.55%

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $13,132 for the year ended August 31, 2000.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund incurs an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $44,020 for the year ended August 31, 2000, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $9,691 for the year ended August 31, 2000. Fees incurred under the distribution plan during the year ended August 31, 2000, were 0.31% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $17,087 and $26,971 for Class B and Class C shares, respectively, for the year ended August 31, 2000. Fees incurred under the distribution plan during the year ended August 31, 2000, were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 2000, were $1,687, $276,751, and $7,902 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                     PURCHASES           SALES
------------------------------------------------------------------------------
U.S. government securities                        $  4,660,802    $    291,694
                                                  ------------    ------------
Investments (non-U.S. government securities)      $139,981,507    $175,004,693
                                                  ------------    ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $155,006,462
                                                               ------------
Gross unrealized appreciation                                  $ 58,260,288
Gross unrealized depreciation                                    (6,829,281)
                                                               ------------
    Net unrealized appreciation                                $ 51,431,007
                                                               ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                         YEAR ENDED AUGUST 31, 2000          YEAR ENDED AUGUST 31, 1999
                                      -----------------------------       -----------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            1,472,088       $ 25,310,878        3,645,443       $ 63,306,652
Shares issued to shareholders in
  reinvestment of distributions          312,728          5,203,755          139,764          2,271,173
Shares reacquired                     (2,147,145)       (36,857,511)      (3,117,317)       (54,205,988)
                                      ----------       ------------       ----------       ------------
    Net increase (decrease)             (362,329)      $ (6,342,878)         667,890       $ 11,371,837
                                      ==========       ============       ==========       ============

Class B shares
                                         YEAR ENDED AUGUST 31, 2000          YEAR ENDED AUGUST 31, 1999
                                      -----------------------------       -----------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            1,198,314       $ 20,525,331        2,395,114       $ 41,522,632
Shares issued to shareholders in
  reinvestment of distributions          443,847          7,305,773          188,815          3,058,783
Shares reacquired                     (1,949,870)       (32,874,283)      (1,544,500)       (26,910,916)
                                      ----------       ------------       ----------       ------------
    Net increase (decrease)             (307,709)      $ (5,043,179)       1,039,429       $ 17,670,499
                                      ==========       ============       ==========       ============

Class C shares
                                         YEAR ENDED AUGUST 31, 2000          YEAR ENDED AUGUST 31, 1999
                                      -----------------------------       -----------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                              891,043       $ 15,108,000          858,873       $ 14,963,918
Shares issued to shareholders in
  reinvestment of distributions           75,054          1,231,647           31,558            509,969
Shares reacquired                     (1,108,903)       (18,707,421)        (560,128)        (9,863,028)
                                      ----------       ------------       ----------       ------------
    Net increase (decrease)             (142,806)      $ (2,367,774)         330,303       $  5,610,859
                                      ==========       ============       ==========       ============

Class I shares
                                         YEAR ENDED AUGUST 31, 2000          YEAR ENDED AUGUST 31, 1999
                                      -----------------------------       -----------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                               39,692       $    703,033            7,169       $    122,855
Shares issued to shareholders in
  reinvestment of distributions            2,856             47,760            2,910             47,375
Shares reacquired                        (54,674)          (956,873)         (38,533)          (659,242)
                                      ----------       ------------       ----------       ------------
    Net decrease                         (12,126)      $   (206,080)         (28,454)      $   (489,012)
                                      ==========       ============       ==========       ============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. Interest expense incurred on the borrowings amounted to $202 for the year ended August 31, 2000. The average dollar amount of borrowings was $149,931 and the weighted average interest rate on these borrowings was 6.439%. A commitment fee of $1,544 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts
At August 31, 2000, forward foreign currency purchases and sales under master netting agreements amounted to a net receivable of $29,665 with Merrill Lynch.

REPORT OF ERNST & YOUNG, INDEPENDENT AUDITORS

To the Trustees of the MFS Series Trust I and the Shareholders of
MFS Research Growth and Income Fund:

We have audited the accompanying statement of assets and liabilities of MFS Research Growth and Income Fund (the Fund), including the schedule of portfolio investments, as of August 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, and for the period from January 2, 1996 (commencement of operations) to August 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at August 31, 2000, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research Growth and Income Fund at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, and for the period from January 2, 1996 (commencement of operations) to August 31, 1996, in conformity with accounting principles generally accepted in the United States.

                                               /s/ ERNST & YOUNG LLP
Boston, Massachusetts
October 9, 2000



                 --------------------------------------------
      This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
-------------------------------------------------------------------------------

   IN JANUARY 2001, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2000.

   THE FUND HAS DESIGNATED $15,621,070 AS A CAPITAL GAIN DIVIDEND FOR THE
   YEAR ENDED AUGUST 31, 2000.
-------------------------------------------------------------------------------

MFS(R) RESEARCH GROWTH AND INCOME FUND

TRUSTEES                                               ASSISTANT TREASURERS
Marshall N. Cohan+ - Private Investor                  Mark E. Bradley*
                                                       Robert R. Flaherty*
Lawrence H. Cohn, M.D.+ - Chief of Cardiac             Laura F. Healy*
Surgery, Brigham and Women's Hospital;                 Ellen Moynihan*
Professor of Surgery, Harvard Medical School
                                                       SECRETARY
The Hon. Sir J. David Gibbons, KBE+ - Chief            Stephen E. Cavan*
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Colonial Insurance Company, Ltd.             ASSISTANT SECRETARY
                                                       James R. Bordewick, Jr.*
Abby M. O'Neill+ - Private Investor
                                                       CUSTODIAN
Walter E. Robb, III+ - President and Treasurer,        State Street Bank and Trust Company
Benchmark Advisors, Inc. (corporate financial
consultants); President, Benchmark Consulting          AUDITORS
Group, Inc. (office services)                          Ernst & Young LLP

Arnold D. Scott* - Senior Executive                    INVESTOR INFORMATION
Vice President, Director, and Secretary,               For information on MFS mutual funds, call your
MFS Investment Management                              investment professional or, for an information
                                                       kit, call toll free: 1-800-637-2929 any
Jeffrey L. Shames* - Chairman and Chief                business day from 9 a.m. to 5 p.m. Eastern time
Executive Officer, MFS Investment Management           (or leave a message anytime).

J. Dale Sherratt+ - President, Insight                 INVESTOR SERVICE
Resources, Inc. (acquisition planning                  MFS Service Center, Inc.
specialists)                                           P.O. Box 2281
                                                       Boston, MA 02107-9906
Ward Smith+ - Former Chairman (until 1994),
NACCO Industries (holding company)                     For general information, call toll free:
                                                       1-800-225-2606 any business day from
INVESTMENT ADVISER                                     8 a.m. to 8 p.m. Eastern time.
Massachusetts Financial Services Company
500 Boylston Street                                    For service to speech- or hearing-impaired,
Boston, MA 02116-3741                                  call toll free: 1-800-637-6576 any business day
                                                       from 9 a.m. to 5 p.m. Eastern time. (To use
DISTRIBUTOR                                            this service, your phone must be equipped with
MFS Fund Distributors, Inc.                            a Telecommunications Device for the Deaf.)
500 Boylston Street
Boston, MA 02116-3741                                  For share prices, account balances, exchanges,
                                                       or stock and bond outlooks, call toll free:
CHAIRMAN AND PRESIDENT                                 1-800-MFS-TALK (1-800-637-8255) anytime from a
Jeffrey L. Shames*                                     touch-tone telephone.

ASSOCIATE DIRECTOR OF EQUITY RESEARCH                  WORLD WIDE WEB
Alec C. Murray*                                        www.mfs.com

TREASURER
James O. Yost*

+ Independent Trustee
* MFS Investment Management

                                                                   ------------
MFS(R) RESEARCH GROWTH                                               BULK RATE
AND INCOME FUND                                                    U.S. POSTAGE
                                                                       PAID
[Logo] M F S(R)                                                        MFS
INVESTMENT MANAGEMENT                                              ------------
We invented the mutual fund(R)

500 Boylston Street
Boston, MA 02116-3741



(c)2000 MFS Investment Management.(R)

MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                 MRG-2 10/00 23M 91/291/391/891